Exhibit 10.1

SECOND CONSENT AND WAIVER

SECOND CONSENT AND WAIVER, dated as of December 19, 2017 (this “Consent”), with respect to the Amended and Restated Credit Agreement, dated as of December 15, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among RMCO, LLC (“Holdings”), RE/MAX, LLC (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Section 6.1(b) of the Credit Agreement, the Borrower is required to furnish to the Administrative Agent for distribution to the Lenders quarterly unaudited financial statements for the fiscal quarter ended September 30, 2017 (the “Quarterly Financial Statements”) within 45 days of the end of such fiscal quarter (the “Original Delivery Deadline”);

WHEREAS, the Borrower has requested the consent of the Administrative Agent and the Required Lenders to deliver the Quarterly Financial Statements after the Original Delivery Deadline but on or prior to February 28, 2018 (the “Extended Delivery Deadline”);

WHEREAS, on November 15, 2017 the Borrower acquired the master franchise rights for the RE/MAX Northern Illinois Region (the “Acquisition”) as a Permitted Acquisition pursuant to Section 7.7(k) of the Credit Agreement, subject to the terms of the Consent and Waiver, dated as of November 14, 2017, among Holdings, the Borrower, the Administrative Agent and the Lenders party thereto (the “Original Consent and Waiver”);

WHEREAS, pursuant to the definition of “Permitted Acquisition” under the Credit Agreement, the Borrower must deliver to the Administrative Agent an officer’s certificate (the “Acquisition Compliance Certificate”) attaching financial statements which demonstrate compliance with the Financial Covenants as of the last day of the fiscal quarter ended September 30, 2017 on a pro forma basis after giving effect to the Acquisition;

WHEREAS, the Administrative Agent and the Lenders party hereto, which Lenders constitute the Required Lenders, have agreed, upon the terms and subject to the conditions set forth herein, to consent to (i) the delivery of the Quarterly Financial Statements after the Original Delivery Deadline but on or prior to the Extended Delivery Deadline and (ii) the delivery of the Acquisition Compliance Certificate concurrently with the delivery of the Quarterly Financial Statements;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.         Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2.         Consent and Waiver.  Subject to the terms and conditions set forth herein, on the Effective Date (as defined below), the Administrative Agent and the Required Lenders hereby (i) consent to the delivery of (x) the Quarterly Financial Statements and (y) the related certificate from a Responsible Officer required to be delivered in connection therewith pursuant to Section 6.2(b)(i) of the Credit Agreement (together with the Quarterly Financial Statements, the “Specified Financial Documentation”), in each case, after the Original Delivery Deadline but on or prior to the Extended Delivery Deadline, (ii)

consent to the delivery of the Acquisition Compliance Certificate concurrently with the delivery of the Specified Financial Documentation and (iii) waive any Default or Event of Default that may result from the failure to deliver the Specified Financial Documentation by the Original Delivery Deadline.  Notwithstanding the foregoing or anything to the contrary in the Credit Agreement or in the Original Consent and Waiver, it understood and agreed that the Borrower’s failure to (x) deliver the Specified Financial Documentation by the Extended Delivery Deadline or (y) deliver the Acquisition Compliance Certificate concurrently with the delivery of the Specified Financial Documentation, shall each constitute an immediate Event of Default.

SECTION 3.         Condition to Effectiveness of Consent. This Consent shall become effective as of the date hereof (such date, the “Effective Date”) upon the receipt by the Administrative Agent of a counterpart of this Consent, executed and delivered by a duly authorized officer of Holdings, the Borrower, the Administrative Agent and the Required Lenders.

SECTION 4.         Representations and Warranties.  To induce the other parties hereto to enter into this Consent, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent as of the Effective Date that:

(a)                           Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date, except for representations and warranties made as of a specific earlier date that shall be true and correct in all material respects as of such earlier date.

(b)         As of the Effective Date, there does not exist any Default or Event of Default.

SECTION 5.         Continuing Effect.

(a)  Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.  The consent and waiver provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

(b) The Borrower and the other parties hereto acknowledge and agree that this Consent shall constitute a Loan Document.

SECTION 6.         Fees.  The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that has executed and delivered a counterpart of this Consent by 5:00 P.M., New York City time, on December 19, 2017 (each, a “Consenting Lender”), a consent fee in an amount equal to 0.05% of the sum of the principal amount of such Lender’s Term Loans outstanding on the Effective Date and the amount of such Lender’s Revolving Commitments on the Effective Date; provided that, if the Borrower has not furnished the Specified Financial Documentation and the Acquisition Compliance Certificate to the Administrative Agent by January 31, 2018, then the Borrower agrees to pay to the Administrative Agent, for the account of each Consenting Lender, within two Business Days, an additional consent fee in an amount equal to 0.05% of the sum of the principal amount of such Lender’s Term Loans outstanding on the Effective Date and the amount of such Lender’s Revolving Commitments on the Effective Date.

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SECTION 7.         Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Consent, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.

SECTION 8.         Execution in Counterparts.  This Consent may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be deemed to be an original, but all the counterparts shall together constitute one and the same instrument.

SECTION 9.         GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 10.11, 10.12 AND 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

RMCO, LLC

By:	/s/ Karri Callahan
	Name:	Karri Callahan
	Title:	CFO

RE/MAX, LLC

By:	/s/ Karri Callahan
	Name:	Karri Callahan
	Title:	CFO

Signature Page to Second Consent and Waiver

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Karl Thomasma
	Name:	Karl Thomasma
	Title:	Vice President

Signature Page to Second Consent and Waiver